SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of Earliest Event Reported) – February 8, 2006

THE ULTIMATE SOFTWARE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24347	65-0694077

(State or other jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification No.)

2000 Ultimate Way, Weston, Florida		33326

(Address of principal executive offices)		(Zip Code)
(954) 331-7000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c ))

Item 1.01 Entry into a Material Definitive Agreement
     Under the terms set forth in the 2005 Equity and Incentive Plan (the “Plan”), on February 8, 2006, the Compensation Committee of the Company’s Board of Directors approved the terms of cash performance awards that may be earned under the Plan by Messrs. Scott Scherr and Marc Scherr and the Company’s chief financial officer, Mitchell K. Dauerman, for performance during the calendar year 2006.
     The respective amounts of these cash awards, if any, will depend upon the Company’s level of performance in 2006 with respect to the following two performance criteria: (i) growth in recurring revenues in 2006 as compared to 2005; and (ii) diluted earnings per share, before income taxes, adjusted to add back charges to earnings resulting from stock-based compensation, including stock options, under the Plan and similar compensation plans. The cash performance awards, if any, for 2006 would be paid in 2007, promptly following the public release of the Company’s financial results for the year 2006.
     In lieu of cash payment of the performance awards as described above, each of Messrs. Scott Scherr and Marc Scherr will be given the opportunity to elect, by June 30, 2006, to defer up to 50% of his 2006 cash performance award for five years from the date the award would otherwise be payable and to receive a 50% matching contribution from the Company for any amounts so deferred. The cash amounts deferred and the Company matching contribution will be converted into a grant of stock units under the Plan based on the fair market value of the Company’s common stock on the date the performance award would otherwise be payable. The terms of vesting and payment of the stock unit awards, including the effect of termination of employment, and the other terms and conditions of the awards will be as set forth in the award agreements in substantially the form filed as Exhibit 10.5 in the Form 8-K filed on May 18, 2005.
Item 2.02. Results of Operations and Financial Condition
     The Registrant hereby furnishes the information set forth in the press release issued on February 9, 2006, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibit

Number	Description

99.1	Press Release, dated February 9, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

THE ULTIMATE SOFTWARE GROUP, INC.
By:	/s/ Mitchell K. Dauerman
Mitchell K. Dauerman
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

Dated: February 10, 2006

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